UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2015

CONNECTURE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36778	58-2488736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

18500 West Corporate Drive, Suite 250

Brookfield, WI 53045

(Address of principal executive offices, including zip code)

(262) 432-8282

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Connecture, Inc. (the “Company”) held its 2015 annual meeting of stockholders on June 26, 2015. The matters voted on and the results of those votes were as follows:

Proposal 1: Election of Class I Directors

The following two Class I directors were elected to the Company’s board of directors for three-year terms expiring at the 2018 Annual Meeting of Stockholders and until their successors have been elected and qualified, or their earlier death, resignation or removal, based on the following votes:

Class I Directors	For	Withheld	Broker Non- Votes
David A. Jones, Jr.	19,228,710	45,704	592,917
Russell S. Thomas	19,256,624	17,790	592,917

Proposal 2: Ratification of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2015

Deloitte & Touche LLP was ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 based on the following votes:

For	Against	Abstain	Broker Non-Votes
19,861,136	1,715	4,480	None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 26, 2015	CONNECTURE, INC.

/s/ James P. Purko
James P. Purko
Chief Financial Officer and Secretary